[VANGUARD WELLINGTON FUND LOGO]


ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/Wellington Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

     As a shareholder of the Fund for more than a quarter century and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

     I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

     As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

     In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.


                                       /s/ JOHN C. BOGLE

VANGUARD/WELLINGTON FUND SEEKS CONSERVATION OF PRINCIPAL, REASONABLE CURRENT INCOME, AND PROFITS WITHOUT UNDUE RISK. THE FUND FOLLOWS A "BALANCED" INVESTMENT STRATEGY, WITH ABOUT 65% OF ITS NET ASSETS NORMALLY INVESTED IN COMMON STOCKS AND 35% IN FIXED-INCOME SECURITIES, INCLUDING HIGH-GRADE BONDS AND MONEY MARKET INSTRUMENTS.

CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:

     Wellington Fund provided shareholders with a total return of +32.7% during the twelve months ended November 30, 1995, our best year in the past half-century. Both stocks and bonds enjoyed stupendous bull markets, and our traditional balanced strategy placed the Fund in an enviable position to participate in both explosive rallies.

     During Wellington Fund's modern history, we have traditionally maintained a relatively steady asset mix comprising about 65% stocks and 35% bonds. This conservative approach enabled Wellington Fund to provide a total return (capital change plus income) in fiscal 1995 that approximately matched the +33.0% theoretical return of our unmanaged composite index. This index is weighted 65% in the Standard & Poor's 500 Stock Index and 35% in the Lehman Long-Term Corporate AA or Better Bond Index (Lehman Bond Index). The bond component of the composite index reflects a change from our customary standard, the Salomon Brothers High-Grade Bond Index. In our view, the Lehman Bond Index is substantially similar to the Salomon High-Grade Index and accurately reflects the long-term, high-quality fixed-income securities held in Wellington Fund.

     Additionally, we thrashed (there is really no other word for it) our peer group of balanced mutual funds, which earned an average return of +24.6% during fiscal 1995. This table compares our results with these two measurement standards during this once-in-a-lifetime year both on an absolute and relative basis for the Fund:

--------------------------------------------------------------------------------
                                                                  TOTAL RETURN
                                                               -----------------
                                                               FISCAL YEAR ENDED
                                                               NOVEMBER 30, 1995
--------------------------------------------------------------------------------
VANGUARD/WELLINGTON FUND                                             +32.7%
--------------------------------------------------------------------------------
AVERAGE BALANCED MUTUAL FUND                                         +24.6%
COMPOSITE STOCK/BOND INDEX*                                          +33.0
--------------------------------------------------------------------------------

* Weighted 65% in the Standard & Poor's 500 Stock Index and 35% in the Lehman Long-Term Corporate AA or Better Bond Index.

The Fund's return is based on an increase in our net asset value from $19.33 per share on November 30, 1994, to $24.57 on November 30, 1995, with the latter figure adjusted to take into account the reinvestment of four quarterly dividends totaling $.88 per share from net investment income and our December 1994 distribution of $.03 per share from net realized capital gains. Net realized capital gains totaling $.28 per share during 1995 were distributed in December, along with our fourth quarter income dividend.

THE FISCAL YEAR IN REVIEW
The great bull market in stocks and bonds we enjoyed during the year was continuous and virtually uninterrupted. The dimension of the increase was close to record-breaking in both markets, delighting the bulls even as it astonished the bears. In the stock market, after all was said and done, the unmanaged Standard & Poor's 500 Composite Stock Price Index had generated a total return of +36.9%.

     There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) a sharp decline in long-term interest rates; (2) record-breaking corporate profits; and (3) a growing speculative fever in the marketplace, especially during the final weeks of the fiscal year.

     The rise in corporate profits was particularly striking. Operating earnings for the companies in the Standard & Poor's 500 Index are presently estimated to increase about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

     This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.3%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth the two fundamentals of stock returns are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is

PERFORMANCE DURING THE 1990s

                                   [FIGURE 2]

called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as we enter our 1996 fiscal year, such a low yield is surely a sobering statistic.

     A huge decline in interest rates not only stimulated the stock market, but set bond prices afire. The yield of the Lehman Bond Index declined from 8.5% to 6.8% during our 1995 fiscal year, about the same as its level of 6.7% at the start of fiscal 1994. The 1995 decline in interest rates drove long-term bond prices up by fully +20% for the twelve months, providing (along with the interest coupon) a total return of +26% for this sector of the bond market not far short of the return on stocks.

     The decline in long-term interest rates was engendered largely by the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board. (Indeed, by fiscal year end, the market seemed to be anticipating a cut in short-term rates.) A record-breaking series of seven consecutive increases in the Federal funds rate (the rate at which banks borrow from one another) doubled short-term interest rates from 3.0% in late 1992 to 6.0% in early 1995. Since then, short-term rates had held fairly steady until the Fed funds rate was reduced by 1/4% in July 1995, to 5 3/4% * During this same period, the yield on U.S. Treasury bills declined from 6.0% to 5.5%.

     This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. The Consumer Price Index (CPI) was quite well behaved, rising by but +2.6% during the year. This increase in the CPI was its lowest since 1986.

THE 1990S SO FAR
During the first five years of the 1990s, as I noted in my letter to you a year ago, stocks provided an average annual return of +8.9%; long-term bonds +8.0%. Both figures seemed consistent with long-term fundamentals. But the remarkable returns of 1995 have raised the decade's performance substantially. With six years of the 1990s now history, the average annual returns for stocks and bonds have grown to +13.1% and +10.8%, respectively. Make no mistake about it such returns are unlikely to recur during the remainder of the decade.

     In any event, the chart to the left shows the fine environment for both stocks and bonds during this exciting period. Under these circumstances, it is hardly surprising that balanced funds have fared so well. Bonds have held their own with stocks, rather than muting their fluctuations, as had been customary in an earlier era. Indeed, as the chart clearly depicts, there has been tight correlation of stock and bond returns so far during the 1990s.

     With the obvious diminution of the tendency of the two markets to fluctuate independently, a new element of relative volatility has been added to the traditional balanced portfolio. During the past year, and over the five preceding years, this volatility has provided substantial additional returns for the

------------------
* After the conclusion of the period covered by this Annual Report, the Fed actually reduced the short-term interest rate by 1/4 of 1%, bringing this key rate to 5 1/2%.

balanced fund investor. Inevitably, this tighter correlation is apt to result in higher risks in the future. Nonetheless, we remain confident that balanced portfolios will continue to provide an optimal combination of current income, growth of capital, and reasonable risk.

THE FUND IN FISCAL 1995
Our ability to essentially track our composite index during the year was accomplished despite two meaningful headwinds. First, in the ebullient bond market, the average maturity of the Wellington bond portfolio, while long enough (16 years) to provide solid participation, was well below that of the Lehman Bond Index (25 years). In an environment of falling interest rates, "longer is stronger."

         Second, blue-chip stocks with large market capitalizations led the market, with the Standard & Poor's 500 Index outpacing fully 81% of all common stock funds during the period. In the face of these challenges, we're proud of what Wellington Fund accomplished in fiscal 1995. Indeed, with a return of +37.6%, our equity holdings actually exceeded the +36.9% return on the Standard & Poor's 500 Index.

         This favorable outcome came despite our nominal holdings in technology stocks, one of the year's best performing sectors, with a return of +47.7%. Happily, our shortfall in this sector was offset by the positive contribution that we earned from our major overweighting (22% of assets versus 12% for the Index) in financial stocks, the market's top-performing sector with a return of +53.8%. Our exposure here was further enhanced by outstanding selection of individual stocks by the Fund's investment adviser.

         As noted at the outset, the Fund's return of +32.7% dwarfed the +24.6% return of the average balanced fund. This eight percentage point margin is by far the largest annual advantage in our modern history, against industry records going back to 1955. (Hint: this margin is so extraordinary that it will be virtually impossible to repeat.)

         Three primary factors contributed to our favorable margin: (1) we held a higher percentage of our portfolio in equities (63% of net assets for the Fund versus 53% for the average competitor) and a lower percentage in cash reserves (2% versus 8%); (2) our Fund's market capitalization was much larger 86% of our equities were invested in stocks in the Standard & Poor's 500 Index versus 71% for our average competitor during a period in which "bigger was better"; and (3) our Fund was more heavily weighted in the market-leading financial sector (22% of assets versus 15%). The one drag on our relative return was that the average balanced fund held a market-like weighting in technology stocks, which abetted our peer funds' performance relative to Wellington Fund.

         A final note about fiscal 1995: Wellington not only outpaced the average balanced mutual fund, it also outpaced the gain of +31.1% for the average common stock mutual fund. This surprising juxtaposition rarely happens during a strong stock market year. It is unlikely to recur with much frequency.

A LONGER-TERM PERSPECTIVE
The Fund's record over the past ten years is illustrated in the customary chart on page 5, both in percentage terms and in dollar terms (based on an initial investment of $10,000). The results may be summarized as follows:

--------------------------------------------------------------------------------
                                                          TOTAL RETURN*
                                                 -------------------------------
                                                       NOVEMBER 30, 1985, TO
                                                        NOVEMBER 30, 1995
                                                 -------------------------------
                                                                     FINAL VALUE
                                                    AVERAGE           OF INITIAL
                                                    ANNUAL            INVESTMENT
                                                     RATE             OF $10,000
--------------------------------------------------------------------------------
VANGUARD/WELLINGTON FUND                             +13.0%              $33,800
--------------------------------------------------------------------------------
AVERAGE BALANCED FUND                                +11.6%              $29,830
COMPOSITE INDEX                                      +14.1                37,430
--------------------------------------------------------------------------------


* Assumes the reinvestment of all dividends and capital gains distributions.

The chart reflects both ups and downs in the financial markets, and there is no assurance that the ever-unpredictable markets of the future will provide either better returns or worse returns than those presented. However, during the decade, the total return on the composite index was well above its long-term norm of +9.3% going all the way back to 1926.

     The solid margin we enjoyed over our peers (+1.4 percentage points) is extremely meaningful when achieved over a full decade. Indeed, the final value of an initial $10,000 investment in Wellington Fund $33,800 exceeded the comparable figure for the balanced fund group by roughly $4,000, equivalent to 40% of the initial investment. This large difference shows the substantial asset accumulation that can result from a combination of excellent portfolio management and compound returns.

     For an even longer, and perhaps more relevant perspective, I'd like now to take you back to 1978, when an important change took place in the Fund's investment strategy. On December 28, 1978 Wellington Fund's 50th Anniversary I announced to shareholders that the Directors of the Fund had directed the Fund's investment adviser (Wellington Management Company) to implement a fundamental modification in the Fund's investment strategy. While deciding that Wellington Fund's traditional conservative policies would remain intact, we determined that the Fund's income return should be substantially enhanced. We believed that "higher dividends could be achieved . . . without material sacrifice to the total rate of return (income plus capital growth) that Wellington Fund should achieve over the long term."

     This strategic decision has proved correct. Our portfolio manager, Vincent Bajakian, who died tragically this past fall while still "at the helm," implemented the Fund's new strategy with excellence, all the while maintaining our customary policy aimed at a 65% / 35% stock/bond balance. The subsequent dividend increase was a result of a substantial increase in the Fund's emphasis on value stocks (usually those with above-average yields and below-average market price-to-book values), with a commensurate reduction of our position in growth stocks.

     These modifications, as it turns out, were enormously beneficial to our shareholders in two ways. First, our income dividend on a calendar year basis quickly increased, from $.41 per share in 1978 to $.66 per share in 1981, a rise of +61% in just three years. (These dividends have been adjusted to take into account the reinvestment of all subsequent capital gains distributions in additional shares of the Fund.) Our dividend income for 1995 totaled $.97 per share, representing a further increase of nearly +50%. For the full period, we generated dividend growth of +5.2% per year. Thus, Wellington Fund's dividend income has provided an excellent "inflation hedge," during a period in which the CPI rose at an annual rate of +5.0% annually.

     Second, our change in strategy not only did not involve "material sacrifice" in our total return, but enhanced it. Since 1978, value stocks actually provided significantly higher total returns than growth stocks, and we outpaced both our balanced fund peers and our composite index. This table presents the comparison:


--------------------------------------------------------------------------------
                                                          TOTAL RETURN
                                                 -------------------------------
                                                      NOVEMBER 30, 1978, TO
                                                         NOVEMBER 30, 1995
                                                 -------------------------------
                                                                     FINAL VALUE
                                                    AVERAGE           OF INITIAL
                                                    ANNUAL            INVESTMENT
                                                     RATE             OF $10,000
--------------------------------------------------------------------------------
VANGUARD/WELLINGTON FUND                             +14.7%             $103,000
--------------------------------------------------------------------------------
AVERAGE BALANCED FUND                                +13.3%             $ 83,050
COMPOSITE INDEX                                      +14.5                99,720
--------------------------------------------------------------------------------

Our annualized return during this period was above that which we earned during the past decade, as shown in the previous summary table. Accordingly, I would reemphasize my earlier comments that these returns are above historical norms. While it is hazardous to predict future returns, the risks of the financial markets today are, in my judgment, rather high. We should never make the mistake of projecting the past into the future.

     During this long period, we achieved virtually the same margin of advantage over the average balanced fund. However, given the longer time

CUMULATIVE PERFORMANCE                  NOVEMBER 30, 1985, TO NOVEMBER 30, 1995


         Average Annual Total Returns Periods Ended November 30, 1995
--------------------------------------------------------------------------------
                                                    1 Year   5 Years    10 Years
--------------------------------------------------------------------------------
WELLINGTON FUND                                       32.70%   14.97%     12.95%
AVERAGE BALANCED FUND                                 24.60    12.91      11.55
COMPOSITE INDEX*                                      33.03    15.12      14.11

                               FISCAL PERIODS

                                 [FIGURE 3]

* Composite Index is 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index. Note: Past performance is not predictive of future performance.


period involved (seven extra years), this superiority translated into an even larger cumulative dollar advantage. The value of an initial investment of $10,000 in Wellington Fund grew to $103,000 compared to $83,050 for the average balanced fund. Our advantage of $19,950 is roughly two times the initial $10,000 investment. The modifications of our strategy in 1978, along with good implementation and extra years of compounding, brought about this remarkable outcome.

     It should hardly go without saying that the composite index represents tough competition both for Wellington Fund and for its peer group of mutual funds. First, it is a theoretical construct, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that must be borne to one extent or another in the real world in which mutual funds operate. Second, while it is a fair standard, it does not provide a precise guideline to the policies followed by actively managed balanced mutual funds. In any event, we are pleased to have outpaced our composite index standard during this challenging period.

IN SUMMARY
Fiscal 1995 was an extraordinarily bountiful year for Wellington Fund shareholders. We should all take (only) a moment to bask in the light of the Fund's generous rewards. But we should also recognize that the financial markets are never a "one-way street," and the risks that exist today in both the stock and bond markets may well erode our 1995 bounty. Put even more bluntly, shareholders enjoyed an enhancement of nearly +33% in value during fiscal 1995. With this gain now behind us, even significant market declines seem unlikely to take shareholders back to where we were presumably with satisfaction just one year ago.

     Under these circumstances, what course of action should the Wellington Fund shareholder follow? In my Annual Report a year ago, under very different circumstances, I urged you to "stay the course." You should recognize that, despite today's short-term risks, the biggest long-term risks are: (1) failing to invest in stocks and bonds at all; and (2) following an erratic and ever-changing course. For our part, we intend to manage Wellington Fund under the same time-tested and conservative principles we've followed since Walter L. Morgan who continues to encourage me today, as he has done since I joined this enterprise in 1951 founded Wellington Fund 67 years ago. "Stay the course" proved wise counsel last year; I reiterate it today.

Sincerely,


/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

December 11, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.


IN MEMORY
As Wellington Fund's shareholders have been advised, Vincent Bajakian, long-time portfolio manager of Vanguard/Wellington Fund, died on September 24, 1995. Those of us who were fortunate enough to work with Vin knew him as a shrewd analyst, a careful and competent investor, and a consummate professional, who dedicated himself for over two decades to serving shareholders of Wellington Fund. We are gratified that Vin's approach to managing the Fund's equities will be carried on by Ernst von Metzsch, who has been Vin's close colleague for many years. Thus, Vin's investment style will carry on, but his presence and counsel will be missed by all of us. Paul Kaplan will continue to manage the Fund's bond portfolio.



AVERAGE ANNUAL TOTAL RETURNS - THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                        10 YEARS
                                                               --------------------------
                               INCEPTION                       TOTAL    CAPITAL    INCOME
                                  DATE     1 YEAR   5 YEARS    RETURN    RETURN    RETURN
                               ---------   ------   -------    ------    ------    ------
VANGUARD/WELLINGTON FUND         7/1/29   +23.85%   +15.35%   +13.54%    +7.51%    +6.03%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TOTAL INVESTMENT   RETURN TABLE

The following table illustrates the results of a single-share investment in Vanguard/Wellington Fund for the 25-year period ended November 30, 1995. During the period illustrated, stock and bond prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

------------------------------------------------------------------------------------------------------------------------
PERIOD                                 PER SHARE DATA                             TOTAL INVESTMENT RETURN*
------------------------------------------------------------------------------------------------------------------------
                                                                                                              Composite
                                                                                                             Stock/Bond
                                                                                        Wellington Fund          Index**
                                                            Value with Income    ---------------------------- ----------
Year Ended      Net Asset    Capital Gains     Income     Dividends & Capital    Capital     Income     Total     Total
December 31         Value    Distributions  Dividends        Gains Reinvested     Return     Return    Return    Return
------------------------------------------------------------------------------------------------------------------------
1971               $11.84               --     $  .44                $  12.30    + 4.8%     + 4.1%    + 8.9%    +13.1%
------------------------------------------------------------------------------------------------------------------------
1972                12.42             $.25        .44                   13.66    + 7.1      + 3.9     +11.0     +14.9
------------------------------------------------------------------------------------------------------------------------
1973                10.26              .25        .47                   12.07    -15.5      + 3.7     -11.8     - 9.1
------------------------------------------------------------------------------------------------------------------------
1974                 7.73              .25        .50                    9.91    -22.3      + 4.6     -17.7     -19.1
------------------------------------------------------------------------------------------------------------------------
1975                 8.91              .25        .48                   12.40    +18.6      + 6.6     +25.2     +29.5
------------------------------------------------------------------------------------------------------------------------
1976                10.19              .25        .49                   15.30    +17.4      + 6.0     +23.4     +22.4
------------------------------------------------------------------------------------------------------------------------
1977                 8.98              .25        .50                   14.63    - 9.3      + 4.9     - 4.4     - 4.1
------------------------------------------------------------------------------------------------------------------------
1978                 8.65              .25        .54                   15.40    - 0.8      + 6.1     + 5.3     + 4.4
------------------------------------------------------------------------------------------------------------------------
1979                 9.13               --        .66                   17.49    + 5.5      + 8.0     +13.5     +10.3
------------------------------------------------------------------------------------------------------------------------
1980                10.38               --        .75                   21.44    +13.7      + 8.9     +22.6     +19.8
------------------------------------------------------------------------------------------------------------------------
1981                 9.80               --        .84                   22.06    - 5.6      + 8.5     + 2.9     - 3.4
------------------------------------------------------------------------------------------------------------------------
1982                11.21               --        .87                   27.48    +14.4      +10.1     +24.5     +29.4
------------------------------------------------------------------------------------------------------------------------
1983                12.46              .44        .91                   33.95    +15.1      + 8.5     +23.6     +16.6
------------------------------------------------------------------------------------------------------------------------
1984                12.32              .48        .92                   37.59    + 2.8      + 7.9     +10.7     +10.1
------------------------------------------------------------------------------------------------------------------------
1985                14.50              .30        .92                   48.31    +20.3      + 8.2     +28.5     +30.7
------------------------------------------------------------------------------------------------------------------------
1986                15.85              .34        .94                   57.20    +11.7      + 6.7     +18.4     +19.1
------------------------------------------------------------------------------------------------------------------------
1987                15.15              .14        .98                   58.50    - 3.5      + 5.8     + 2.3     + 5.0
------------------------------------------------------------------------------------------------------------------------
1988                16.01              .58        .96                   67.93    + 9.5      + 6.6     +16.1     +14.2
------------------------------------------------------------------------------------------------------------------------
1989                17.78              .60       1.02                   82.60    +14.9      + 6.7     +21.6     +26.0
------------------------------------------------------------------------------------------------------------------------
1990                16.26               --       1.01                   80.28    - 8.5      + 5.7     - 2.8     + 0.5
------------------------------------------------------------------------------------------------------------------------
1991                18.81              .23        .96                   99.26    +17.2      + 6.4     +23.6     +27.0
------------------------------------------------------------------------------------------------------------------------
1992                19.16              .16        .94                  107.13    + 2.7      + 5.2     + 7.9     + 8.0
------------------------------------------------------------------------------------------------------------------------
1993                20.40              .38        .92                  121.62    + 8.5      + 5.0     +13.5     +11.1
------------------------------------------------------------------------------------------------------------------------
1994                19.39              .03        .88                  121.02    - 4.8      + 4.3     - 0.5     - 1.1
------------------------------------------------------------------------------------------------------------------------
1995 (11/30)        24.57               --        .60                  157.57    +26.7      + 3.5     +30.2     +31.1
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                      +4.9%      + 6.3%    +11.2%    +11.5%
------------------------------------------------------------------------------------------------------------------------

* Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

** Composite index shown for comparative purposes is composed of the Standard & Poor's 500 Stock Index (65%) and the Salomon Brothers High-Grade Bond Index (35%) through 1973; thereafter, the fixed-income component is represented by the Lehman Long-Term Corporate AA or Better Bond Index (35%).

Note: The initial net asset value was $11.30 on December 31, 1970, the beginning of the period illustrated. No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

              REPORT FROM
   THE INVESTMENT ADVISER



     Vincent Bajakian had a substantial impact on me as mentor, partner, and friend during the more than 20 years we worked together, and I am honored to follow him as portfolio manager of your Fund. In reviewing fiscal 1995, it is fitting to quote Vin's observation in the 1994 Annual Report: "Conceivably, rates could stabilize and start down as the economy slows next year. If that proves to be the case, a major impediment to improved financial markets and continued progress for your Fund will have been removed."

     Wellington Fund was well positioned to benefit from the trends Vin anticipated, which came to pass early in the fiscal year. As 1995 unfolded, the economy slowed after showing some signs of overheating late in 1994. Long-term interest rates, after rising about two percentage points in 1994, declined a similar amount in 1995. Declining interest rates and easing fears of inflation had a positive impact on the stock market.

     The rise in the market this past year was not only fueled by lower interest rates, but also by excellent earnings increases, continued efforts by corporate America to reduce costs, a boom in the technology sector, and the positive impact of a lower dollar on the earnings of U.S.-based corporations. The returns on the Fund's fixed-income holdings were also substantial, as further detailed in the Chairman's letter.

     We are pleased that our conservative approach kept up with a market which had quite a speculative flavor to it in 1995. The performance of the Fund's common stocks and convertibles was positively affected by a strong representation in the financial and health-care industries. This was offset by lagging performance in the basic industry and energy sectors.

     The Fund does not invest in the more speculative and non-income-producing stocks in the high-tech area, which led the market during most of 1995. Rather, the Fund has over time had an orientation towards companies with low price/earnings ratios, conservative balance sheets, and good dividend yields. In our view, this approach, coupled with our aversion to rapid rotation between sectors, reduces risk.

     There are four major sectors that we currently emphasize:

1) Companies in the basic industry sector producers of basic industrial materials and goods improved their earnings sharply in 1995, but the market became quite concerned with the effect that a slowdown in the economy might have on their profits. As a result, returns from this sector lagged the market. We are impressed, however, by the continuing financial and operational restructuring that U.S. companies have undertaken. In our view, the economy is currently going through a temporary slowdown, and 1996 should be a reasonable year in the basic industry sector. Many of the portfolio's companies have room for further balance sheet strengthening and dividend increases.

2) Attractive valuations at the beginning of the year, strong earnings momentum, dividend increases, and share repurchases combined to make the finance sector one of the leading sectors in the market. Our large holdings in the finance area, mostly banks, served us well in 1995. While the large declines in interest rates may not be repeated in 1996, ongoing industry consolidation makes this group attractively positioned for further gains in share values.

3) Investments in the applied science sector are mostly in the health-care area. Our largest holdings continued to benefit from reasonable valuations, good earnings growth, and excellent new product flow that will provide for future profits. We have started to reduce some of our positions as price/earnings ratios in this area are getting quite full by our standards.

4) The energy sector continued to be plagued by fears of oversupply of crude oil, while an unusually mild winter in 1994-1995 created a big overhang of natural gas in the U.S. This group of companies is generally doing quite well in reducing costs and, in many cases, showing good dividend growth in a stagnating price environment. Demand growth for both oil and gas is high by historical standards, as is capacity utilization, especially in North American operations. We look to these companies to continue to be solid providers of income and/or income growth for the portfolio.

Outside of these four areas, we hold a 2% position in the utility sector and a 6% position in the consumer sector, including large holdings in automobile producers.

     The past year has produced a remarkable turnaround in the bond market, where the Fund retained a 35% weighting as of the end of the fiscal year. Following the inflation scare of 1994, this year was marked by moderating economic growth and consistent progress on controlling inflation. The resulting enthusiasm among investors caused long-term Treasury bond yields to fall nearly two percentage points, from 8.0% to 6.1%. Two characteristics which your Fund's fixed-income portfolio emphasizes were the keys to good performance during the year: long-term maturity structure and call or refinancing protection.

     Looking forward, we do not have strong views about the direction of the market. Our expectation is that earnings will improve in 1996, but at a slower rate than the past two years. We have taken a somewhat more defensive attitude towards the banking and health-care sectors which served us so well in 1995. We are pursuing investment ideas in some of the sectors that lagged last year, which should benefit once the economy comes out of what we believe will be a temporary and shallow slowdown.

     As in the past, we will apply a value- and yield-oriented, stock-by-stock approach to our investment process, and do not expect to make major changes to the sector allocation which follows from this effort.

Respectfully,

Ernst H. von Metzsch, Senior Vice President
Portfolio Manager

Wellington Management Company

December 12, 1995

                          STATEMENT OF NET ASSETS



                                                            FINANCIAL STATEMENTS
                                                               November 30, 1995

                                                                                     Market
                                                                                      Value
                                                                 Shares              (000)+
--------------------------------------------------------------------------------------------
COMMON STOCKS (61.9%)
--------------------------------------------------------------------------------------------
BASIC MATERIALS (12.4%)
   Aluminum Co. of America                                    2,700,000         $   157,950
   British Steel PLC ADR                                      3,000,000              78,000
   Cabot Corp.                                                1,000,000              47,000
   Dow Chemical Co.                                           2,254,300             159,773
(2)E.I. du Pont de Nemours & Co.                              2,854,200             189,804
   Georgia-Pacific Corp.                                      1,004,000              78,061
   International Paper Co.                                    2,000,000              76,250
(1)J & L Specialty Steel Inc.                                 2,100,000              34,650
(2)Kimberly-Clark Corp.                                       2,257,000             173,507
   Norsk Hydro AS ADR                                         1,000,000              40,625
   PPG Industries, Inc.                                       1,900,000              86,212
   Phelps Dodge Corp.                                           703,000              47,716
   Reynolds Metals Co.                                        1,075,000              62,081
   Temple-Inland Inc.                                         1,984,600              90,051
   USX-U.S. Steel Group                                       1,000,000              32,625
   Westvaco Corp.                                             2,636,100              72,163
   Willamette Industries, Inc.                                  900,000              54,450
   Witco Chemical Corp.                                       1,614,200              49,637
                                                                               -------------
         GROUP TOTAL                                                              1,530,555
                                                                               -------------
--------------------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (5.8%)
   Browning-Ferris Industries, Inc.                           2,700,000              81,337
(2)General Electric Co.                                       3,600,300             242,120
   Honeywell, Inc.                                            3,091,500             147,233
(1)Northrop Grumman Corp.                                     2,636,800             162,163
   United Technologies Corp.                                    850,000              79,687
                                                                               -------------
         GROUP TOTAL                                                                712,540
                                                                               -------------
--------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (5.3%)
   Brunswick Corp.                                            2,500,000              53,437
   Eastman Kodak Co.                                            804,600              54,713
   Ford Motor Co.                                             5,404,515             152,677
(2)General Motors Corp.                                       3,800,000             184,300
   May Department Stores Co.                                  1,508,000              65,787
   J.C. Penney Co., Inc.                                      1,600,000              75,000
   Sears, Roebuck & Co.                                       1,807,017              71,151
                                                                               -------------
         GROUP TOTAL                                                                657,065
                                                                               -------------
--------------------------------------------------------------------------------------------
CONSUMER STAPLES (.6%)
   SuperValu Inc.                                             2,270,000              73,207
                                                                               -------------
--------------------------------------------------------------------------------------------
ENERGY (7.9%)
   Amerada Hess Corp.                                         1,506,000              71,535
   Amoco Corp.                                                  400,000              27,100
   Ashland Inc.                                                 650,000              22,669
   Atlantic Richfield Co.                                       650,000              70,444
   Chevron Corp.                                                805,000              39,747
   Exxon Corp.                                                2,006,000             155,214
   Kerr-McGee Corp.                                             803,000              46,474
   Mobil Corp.                                                1,150,000             120,031
   Pennzoil Co.                                                 433,400              17,173
   Phillips Petroleum Co.                                     1,248,800              41,523
   Repsol SA ADR                                              2,622,700              82,943
   Royal Dutch Petroleum Co. ADR                                535,512              68,746
   Texaco Inc.                                                1,015,000              75,110
   Total SA ADR                                               2,000,000              61,750
   USX-Marathon Group                                           900,000              16,538
   Unocal Corp.                                               2,012,000              54,073
                                                                               -------------
         GROUP TOTAL                                                                971,070
                                                                               -------------
--------------------------------------------------------------------------------------------
FINANCIAL (13.8%)
(2)Allstate Corp.                                             5,687,168             233,174
   Banc One Corp.                                             4,000,000             152,500
(2)The Bank of New York Co., Inc.                             3,500,000             164,938
   BankAmerica Corp.                                          1,400,000              89,075
(2)Citicorp                                                   3,177,000             224,773
   CoreStates Financial Corp.                                 3,381,900             131,049
(2)First Bank System, Inc.                                    4,249,800             219,396
   First Union Corp.                                          1,707,200              93,256
   General Re Corp.                                           1,000,000             149,625
   Jefferson-Pilot Corp.                                        240,500              17,106
   KeyCorp                                                    1,462,000              53,911
   Norwest Corp.                                              2,000,307              66,010
   Wachovia Corp.                                             2,477,400             111,483
                                                                               -------------
         GROUP TOTAL                                                              1,706,296
                                                                               -------------
--------------------------------------------------------------------------------------------
HEALTH CARE (8.6%)
   Abbott Laboratories, Inc.                                  2,750,000             111,719
   American Home Products Corp.                               1,625,000             148,281
   C.R. Bard, Inc.                                            1,663,600              48,036
   Baxter International, Inc.                                 2,954,700             124,097
   Bristol-Myers Squibb Co.                                   1,470,000             117,968
(2)Johnson & Johnson                                          2,000,000             173,250
(2)Pfizer, Inc.                                               3,288,600             190,739
   U.S. Healthcare, Inc.                                      2,250,000             102,375
   Zeneca Group ADR                                             650,000              39,731
                                                                               -------------
         GROUP TOTAL                                                              1,056,196
                                                                               -------------
--------------------------------------------------------------------------------------------
TECHNOLOGY (1.3%)
   Xerox Corp.                                                1,193,100             163,604
                                                                               -------------
--------------------------------------------------------------------------------------------
TRANSPORT & SERVICES (2.5%)
   British Airways PLC                                          901,475              63,441
*  Canadian National Railway Co.                                449,600               6,744
   Canadian Pacific Ltd.                                      5,116,000              94,193
   Norfolk Southern Corp.                                       616,700              48,565
   Union Pacific Corp.                                        1,454,000              98,509
                                                                               -------------
         GROUP TOTAL                                                                311,452
                                                                               -------------
--------------------------------------------------------------------------------------------
UTILITIES (2.3%)
   AT&T Corp.                                                 1,000,000              66,000
   Bell Atlantic Corp.                                          400,000              25,200
   Equitable Resources, Inc.                                    151,000               4,643
   NYNEX Corp.                                                  700,000              34,738
   PECO Energy Corp.                                          1,000,800              29,023

                                                                                     Market
                                                                                      Value
                                                                 Shares              (000)+
--------------------------------------------------------------------------------------------
   SBC Communications Inc.                                    1,150,000        $     62,100
   Sonat, Inc.                                                  294,000               9,482
   Texas Utilities Co.                                          558,200              21,491
   U S WEST
      Communications Group                                      964,856              30,152
                                                                               -------------
         GROUP TOTAL                                                                282,829
                                                                               -------------
--------------------------------------------------------------------------------------------
MISCELLANEOUS (1.4%)
   Hanson PLC ADR                                             5,000,000              76,250
   Minnesota Mining &
      Manufacturing Co.                                       1,500,000              98,250
                                                                               -------------
         GROUP TOTAL                                                                174,500
                                                                               -------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $5,020,538)                                                              7,639,314
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.0%)
--------------------------------------------------------------------------------------------
   Alumax, Inc. $4.00                                           240,000              33,120
   Bethlehem Steel Corp. $3.50                                  500,000              22,375
   Cyprus Amax $4.00                                            480,000              29,520
   Reynolds Metals Co. $3.31                                    634,000              33,127
--------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost $91,003)                                                                   118,142
--------------------------------------------------------------------------------------------


                                                                   Face              Market
                                                                 Amount               Value
                                                                  (000)              (000)+
--------------------------------------------------------------------------------------------
CORPORATE BONDS (18.1%)
--------------------------------------------------------------------------------------------
ASSET BACKED (.4%)
   American Express Credit Europe
      5.375%, 9/15/00                                         $  22,000       $      21,464
   MBNA Master Credit Card
      5.40%, 3/15/99                                             25,000              24,742
                                                                               -------------
         GROUP TOTAL                                                                 46,206
                                                                               -------------
--------------------------------------------------------------------------------------------
FINANCIAL (5.9%)
   Abbey National First Capital
      8.20%, 10/15/04                                            15,000              16,771
   H.F. Ahmanson & Co.
      8.25%, 10/1/02                                             10,000              10,966
   Allstate Corp.
      7.50%, 6/15/13                                             15,000              15,777
   AMBAC, Inc.
      7.50%, 5/1/23                                              14,000              14,861
   Associates Corp. NA
      8.625%, 11/15/04                                           15,000              17,333
   Banc One Corp.
      7.75%, 7/15/25                                             30,000              32,330
      9.875%, 3/1/09                                             20,000              25,505
   Bank of Boston Corp.
      6.625%, 12/1/05                                            27,000              27,029
   BankAmerica Corp.
      7.20%, 4/15/06                                             20,000              21,026
   The Chase Manhattan Corp.
      6.50%, 1/15/09                                             10,000               9,792
   Chemical Banking Corp.
      6.50%, 1/15/09                                             20,000              19,619
   Citicorp
      6.75%, 8/15/05                                             30,000              30,551
   Comerica, Inc.
      7.125%, 12/1/13                                             7,000               6,924
      8.375%, 7/15/24                                            20,500              22,694
   Continental Bank Corp.
      12.50%, 4/1/01                                             15,000              19,210
   Dean Witter Discover & Co.
      6.75%, 10/15/13                                            19,275              18,740
   Exxon Capital Corp.
      6.00%, 7/1/05                                             13,500              13,345
   First Bank NA
      7.55%, 6/15/04                                             16,000              17,141
   First Bank System
      7.625%, 5/1/05                                              4,000               4,321
   First Chicago Corp.
      6.375%, 1/30/09                                            15,000              14,628
   First Union Corp.
      7.50%, 4/15/35                                             30,000              32,536
   General Electric Capital Corp.
      8.125%, 5/15/12                                            30,000              34,340
   General Electric Capital Services
      7.50%, 8/21/35                                             11,000              12,103

                                                                   Face              Market
                                                                 Amount               Value
                                                                  (000)              (000)+
--------------------------------------------------------------------------------------------
   General Motors Acceptance Corp.
      6.00%, 4/1/11                                           $  10,000      $        8,953
   General Motors Acceptance
      Corp. MTN
      7.50%, 6/9/00                                              24,500              25,831
   General Re Corp.
      9.00%, 9/12/09                                             15,000              18,286
   Great Western Financial Corp.
      6.125%, 6/15/98                                            20,000              20,041
   John Hancock
      7.375%, 2/15/24                                            29,000              28,225
   Metropolitan Life Insurance Co.
      7.70%, 11/1/15                                             30,000              30,358
   National City Bank Northeast
      7.25%, 7/15/10                                             10,000              10,541
   National City Columbus
      7.25%, 7/15/10                                             25,000              26,353
   National Westminster Bank
      9.45%, 5/1/01                                              10,000              11,539
   Nationsbank Corp.
      7.25%, 10/15/25                                            25,000              25,153
   Norwest Corp.
      7.65%, 3/15/05                                             25,000              27,377
   Republic New York Corp.
      9.50%, 4/15/14                                              5,000               6,349
      9.70%, 2/1/09                                               5,000               6,339
   Transamerica Finance
      6.50%, 3/15/11                                             29,265              27,679
   Wells Fargo & Co.
      6.125%, 11/1/03                                            22,000              21,548
                                                                               -------------
         GROUP TOTAL                                                                732,114
                                                                               -------------
--------------------------------------------------------------------------------------------
INDUSTRIAL (7.9%)
   ARCO Chemical Co.
      9.80%, 2/1/20                                              15,000              19,883
   Air Products & Chemicals, Inc.
      8.75%, 4/15/21                                             20,000              24,514
   Amoco Canada Petroleum Co.
      6.75%, 2/15/05                                             10,000              10,387
      7.95%, 10/1/22                                             20,000              22,439
   Anheuser-Busch Co.
      7.00%, 12/1/25                                             30,000              30,038
   British Petroleum Co.
      7.875%, 5/15/02                                            20,000              21,967
      10.00%, 7/1/18                                             10,000              11,306
   Becton Dickinson
      8.70%, 1/15/25                                             20,000              22,869
   Boeing Co.
      8.75%, 8/15/21                                             25,000              30,599
   Chevron Corp.
      9.375%, 6/1/16                                             15,000              15,749
   Coca-Cola Enterprises, Inc.
      8.50%, 2/1/22                                              30,000              35,860
   E.I. du Pont de Nemours & Co.
      8.25%, 1/15/22                                             25,000              27,092
   Eaton Corp.
      7.00%, 4/1/11                                              10,600              10,561
      7.625%, 4/1/24                                             15,000              16,254
   Ford Motor Co.
      8.875%, 1/15/22                                            25,000              30,191
   Gannett Co., Inc.
      5.25%, 3/1/98                                              25,000              24,758
   Georgia Pacific Corp.
      9.625%, 3/15/22                                            22,000              25,321
   International Business
      Machines Corp.
      8.375%, 11/1/19                                            25,000              29,182
   Johnson & Johnson
      6.73%, 11/15/23                                            20,000              20,089
   Eli Lilly & Co.
      7.125%, 6/1/25                                             29,000              30,184
   McDonald's Corp.
      7.375%, 7/15/33                                            15,000              15,411
   Mobil Corp.
      8.625%, 8/15/21                                            20,000              24,427
   Morton International, Inc.
      9.25%, 6/1/20                                              10,000              12,772
   Motorola Inc.
      7.50%, 5/15/25                                             30,000              32,864
   Norfolk Southern Corp.
      9.00%, 3/1/21                                              15,000              18,821
   Norsk Hydro AS
      7.75%, 6/15/23                                              9,000               9,804
      9.00%, 4/15/12                                             20,000              24,192
   PPG Industries, Inc.
      9.00%, 5/1/21                                              19,750              24,739
   J.C. Penney & Co. MTN
      6.875%, 10/15/15                                           10,400              10,353
   Philips Electronics
      7.75%, 4/15/04                                             15,000              16,253
   Phillips Petroleum Co.
      9.375%, 2/15/11                                            20,000              24,394
   Procter & Gamble Co.
      9.36%, 1/1/21                                              20,000              25,488
   Raytheon Co.
      7.375%, 7/15/25                                            18,000              18,534
   Rockwell International Corp.
      7.875%, 2/15/05                                            17,000              18,958
   Rohm & Haas Co.
      9.80%, 4/15/20                                             15,000              19,378
   Sears, Roebuck & Co.
      9.375%, 11/1/11                                            14,000              17,261
   SmithKline Beecham MTN
      7.375%, 4/15/05                                            15,000              16,165
   Standard Oil of Ohio
      9.00%, 6/1/19                                              18,000              19,765

                                                                   Face              Market
                                                                 Amount               Value
                                                                  (000)              (000)+
--------------------------------------------------------------------------------------------
   Talisman Energy
      7.125%, 6/1/07                                          $  20,000       $      20,690
   Texaco Capital Inc.
      9.75%, 3/15/20                                             15,000              20,054
   Times Mirror
      7.50%, 7/1/23                                              13,000              13,768
   United Parcel Service
      8.375%, 4/1/20                                             30,070              36,049
   Wal-Mart Stores Inc.
      7.25%, 6/1/13                                              24,000              25,065
   Waste Management
      7.65%, 3/15/11                                             20,150              21,432
   Whirlpool Corp.
      9.10%, 2/1/08                                               6,715               8,090
   Zeneca Group ADR
      7.00%, 11/15/23                                            20,000              19,844
                                                                               -------------
         GROUP TOTAL                                                                973,814
                                                                               -------------
--------------------------------------------------------------------------------------------
UTILITIES (3.9%)
   AT&T Corp.
      7.75%, 3/1/07                                              30,000              33,126
   Arizona Public Service Co.
      9.50%, 4/15/21                                              5,000               5,677
   BellSouth Telecommunications
      7.50%, 6/15/33                                             30,000              30,814
   Chesapeake & Potomac
      Telephone MD
      7.15%, 5/1/23                                              10,000              10,308
   Chesapeake & Potomac
      Telephone VA
      7.625%, 12/1/12                                             8,000               8,776
   Consolidated Edison of
      New York, Inc.
      7.50%, 6/15/23                                             25,000              25,136
   Duke Power Co.
      7.00%, 7/1/33                                              10,000              10,048
      8.625%, 3/1/22                                              8,000               8,594
   Illinois Bell Telephone Co.
      6.625%, 2/1/25                                             22,000              21,204
   New Jersey Bell Telephone Co.
      8.00%, 6/1/22                                              19,000              21,853
   New York Telephone Co.
      7.25%, 2/15/24                                             20,000              20,101
   Northern States Power Corp.
      7.125%, 7/1/25                                             30,000              31,078
   Ohio Bell Telephone Co.
      7.85%, 12/15/22                                            20,000              21,680
   Pacific Bell Telephone Co.
      7.125%, 3/15/26                                            40,000              41,127
   Pacific Gas & Electric Co.
      7.05%, 3/1/24                                              25,000              25,094
      8.375%, 5/1/25                                             10,000              10,711
   PacifiCorp
      6.625%, 6/1/07                                             19,000              19,359
   Southern Bell Telephone Co.
      6.00%, 10/1/04                                              5,500               5,386
   Southern California Edison Co.
      6.90%, 10/1/18                                             20,750              19,911
   Southern Indiana Gas & Electric Co.
      8.875%, 6/1/16                                              5,000               6,089
   Southwestern Bell Telephone Co.
      7.25%, 7/15/25                                             25,000              25,487
   Texas Utilities Electric Co.
      7.875%, 4/1/24                                             14,000              14,214
   U S WEST Communications Group
      6.875%, 9/15/33                                            30,000              28,608
   Wisconsin Electric Power
      7.70%, 12/15/27                                            29,100              30,007
   Wisconsin Gas Co.
      6.60%, 9/15/13                                             13,100              13,006
                                                                               -------------
         GROUP TOTAL                                                                487,394
                                                                               -------------
--------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (Cost $2,056,784)                                                              2,239,528
--------------------------------------------------------------------------------------------
FOREIGN BONDS (3.3%)
--------------------------------------------------------------------------------------------
   ABN AMRO Holding NV
      7.25%, 5/31/05                                             30,000              31,691
   Asian Development Bank
      9.125%, 6/1/00                                             10,000              11,248
   European Investment Bank
      9.125%, 6/1/02                                             10,000              11,653
   Republic of Ireland MTN
      7.64%, 1/2/02                                              30,000              32,295
   Italy Global Bond
      6.875%, 9/27/23                                            30,000              28,477
   Japanese Financial Corp.
      7.375%, 4/27/05                                            28,500              30,944
   KFW International Finance
      7.00%, 3/1/13                                              10,000              10,414
      7.20%, 3/15/14                                             25,000              26,534
   Landesbank Baden
      7.625%, 2/1/23                                             30,000              33,272
   Manitoba Province
      9.25%, 4/1/20                                              20,000              25,515
   New Brunswick Province
      6.75%, 8/15/13                                             10,000               9,965
   Ontario Hydro
      5.80%, 3/31/98                                             25,000              25,077
   Ontario Province
      7.00%, 8/4/05                                              20,000              20,863
   Scotland International Finance
      8.85%, 11/1/06                                             24,000              27,840
   Kingdom of Sweden
      8.625%, 3/25/16                                             7,595               8,011

                                                                   Face              Market
                                                                 Amount               Value
                                                                  (000)              (000)+
--------------------------------------------------------------------------------------------
   Swedish Export Credit
      8.625%, 4/15/26                                         $  14,600       $      15,399
   Toronto-Dominion Bank
      6.45%, 1/15/09                                             14,000              13,768
      6.50%, 8/15/08                                             10,000               9,905
   Westdeutsche Landesbank
      6.75%, 6/15/05                                             30,000              30,977
--------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (Cost $374,910)                                                                  403,848
--------------------------------------------------------------------------------------------
MUNICIPAL BOND (.2%)
--------------------------------------------------------------------------------------------
   Los Angeles County Tax
      8.57%, 6/30/05
      (Cost $20,284)                                             19,600              22,610
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS (13.4%)
--------------------------------------------------------------------------------------------
   Federal Home Loan Bank
      7.66%, 7/20/04                                             10,000              11,045
   Federal Home Loan
      Mortgage Corp.
      6.19%, 1/21/04                                             15,000              14,700
   Federal National
      Mortgage Association
      6.28%, 2/3/04                                              25,000              24,950
   National Archive
      8.50%, 9/1/19                                              23,839              28,784
   Tennessee Valley Authority
      6.875%, 12/15/43                                           25,000              24,354
   U.S. Treasury Bonds
      7.50%, 11/15/16                                           150,000             172,079
   U.S. Treasury Notes
      6.125%, 9/30/00                                           150,000             153,516
      6.25%, 2/15/03                                            200,000             206,594
      6.375%, 8/15/02                                           200,000             207,844
      6.50%, 8/15/05                                            100,000             105,234
      7.25%, 8/15/04                                            200,000             219,812
      7.75%, 12/31/99                                           205,000             221,400
      7.875%, 11/15/04                                          229,000             261,919
--------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS
   (Cost $1,530,809)                                                              1,652,231
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.4%)
--------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT
      Collateralized by U.S. Government
        Obligations in a Pooled
        Cash Account 5.90%, 12/1/95
        (Cost $169,940)                                         169,940             169,940
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (Cost $9,264,268)                                                             12,245,613
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.7%)
--------------------------------------------------------------------------------------------
   Other Assets Note C and E                                                        343,114
   Liabilities Note E                                                              (256,113)
                                                                               -------------
                                                                                     87,001
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
   Applicable to 501,932,758 outstanding
      $1.00 par value shares
      (authorized 600,000,000 shares)                                           $12,332,614
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                            $24.57
============================================================================================

+   See Note A to Financial Statements.

*   Non-Income Producing Security.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of the company.

(2) Ten largest common stock investments representing 16.2% of net assets.

ADR--American Depository Receipt.

MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
   NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                 Amount                 Per
                                                                  (000)               Share
                                                            -----------          -----------
   Paid in Capital                                          $ 9,037,162              $18.00
   Undistributed Net
      Investment Income                                         174,074                0.35
   Accumulated Net
      Realized Gains                                            140,033                0.28
   Unrealized Appreciation
      of Investments Note D                                   2,981,345                5.94
--------------------------------------------------------------------------------------------
NET ASSETS                                                  $12,332,614              $24.57
--------------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                                   Year Ended
                                                                                            November 30, 1995
                                                                                                        (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $   216,903
      Interest    . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            268,279
-------------------------------------------------------------------------------------------------------------
            Total Income    . . . . . . . . . . . . . . . . . . . . . . .                            485,182
-------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee Note B
         Basic Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  5,261
         Performance Adjustment   . . . . . . . . . . . . . . . . . . . .               --             5,261
                                                                                ----------
      The Vanguard Group Note C
         Management and Administrative  . . . . . . . . . . . . . . . . .           25,327
         Marketing and Distribution   . . . . . . . . . . . . . . . . . .            1,999            27,326
                                                                                ----------
      Taxes (other than income taxes)   . . . . . . . . . . . . . . . . .                                811
      Custodians' Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                                271
      Legal Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 16
      Auditing Fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                                 16
      Shareholders' Reports   . . . . . . . . . . . . . . . . . . . . . .                                434
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . . .                                138
      Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . .                                 41
-------------------------------------------------------------------------------------------------------------
            Total Expenses  . . . . . . . . . . . . . . . . . . . . . . .                             34,314
-------------------------------------------------------------------------------------------------------------
               Net Investment Income  . . . . . . . . . . . . . . . . . .                            450,868
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT
   SECURITIES SOLD  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            140,850
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  . . . . . . . . . . . . . . .                          2,303,426
-------------------------------------------------------------------------------------------------------------
               Net Increase in Net Assets Resulting from Operations   . .                         $2,895,144
=============================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                YEAR ENDED             Year Ended
                                                                         NOVEMBER 30, 1995      November 30, 1994
                                                                                     (000)                  (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .      $   450,868            $  367,255
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . .          140,850                14,803
   Change in Unrealized Appreciation (Depreciation)   . . . . . . . . . .        2,303,426              (469,401)
-----------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations   .        2,895,144               (87,343)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .         (407,411)             (376,406)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . .          (13,409)             (145,379)
-----------------------------------------------------------------------------------------------------------------
      Total Distributions   . . . . . . . . . . . . . . . . . . . . . . .         (420,820)             (521,785)
-----------------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A  . . . . . . . . . . . . . . . . . . . .            8,922                 8,194
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued      --Regular  . . . . . . . . . . . . . . . . . . . . . . . .        1,753,610             1,718,981
               --In Lieu of Cash Distributions  . . . . . . . . . . . . .          386,562               479,469
               --Exchange   . . . . . . . . . . . . . . . . . . . . . . .          429,926               473,982
   Redeemed    --Regular  . . . . . . . . . . . . . . . . . . . . . . . .         (933,474)             (861,047)
               --Exchange   . . . . . . . . . . . . . . . . . . . . . . .         (425,529)             (488,846)
-----------------------------------------------------------------------------------------------------------------
      Net Increase from Capital Share Transactions  . . . . . . . . . . .        1,211,095             1,322,539
-----------------------------------------------------------------------------------------------------------------
      Total Increase  . . . . . . . . . . . . . . . . . . . . . . . . . .        3,694,341               721,605
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . .        8,638,273             7,916,668
-----------------------------------------------------------------------------------------------------------------
   End of Year(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . .      $12,332,614            $8,638,273
=================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . . . . . . . . .             $.88                  $.92
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .             $.03                  $.38
-----------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          100,558               109,655
         Issued in Lieu of Cash Distributions   . . . . . . . . . . . . .           18,428                23,956
         Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . .          (63,856)              (67,803)
-----------------------------------------------------------------------------------------------------------------
                                                                                    55,130                65,808
-----------------------------------------------------------------------------------------------------------------
   (3)   Undistributed Net Investment Income  . . . . . . . . . . . . . .      $   174,074            $  121,695
-----------------------------------------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                                                                                   Year Ended November 30,
                                                                    --------------------------------------------------
For a Share Outstanding Throughout Each Year                          1995       1994       1993       1992      1991
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . .           $19.33    $20.78      $19.34     $17.95    $16.29
                                                                    -------   -------     -------    -------   -------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . .              .96        .88        .92        .93       .96
   Net Realized and Unrealized Gain
      (Loss) on Investments   . . . . . . . . . . . . . .             5.19      (1.03)      1.62       1.65      1.71
                                                                    -------   -------     -------    -------   -------
         TOTAL FROM INVESTMENT OPERATIONS   . . . . . . .             6.15       (.15)      2.54       2.58      2.67
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . . . . . .             (.88)      (.92)      (.94)      (.96)    (1.01)
   Distributions from Realized Capital Gains  . . . . . .             (.03)      (.38)      (.16)      (.23)      --
                                                                    -------   -------     -------    -------   -------
         TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . .             (.91)     (1.30)     (1.10)     (1.19)    (1.01)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . .           $24.57     $19.33     $20.78     $19.34    $17.95
======================================================================================================================
TOTAL RETURN                                                       +32.70%     -0.82%    +13.62%    +14.99%   +16.81%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . .          $12,333     $8,638     $7,917     $5,359    $3,473
Ratio of Expenses to Average Net Assets . . . . . . . . .             .33%       .35%       .34%       .33%      .35%
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . . . . . .            4.37%      4.35%      4.55%      4.98%     5.39%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .              24%        32%        34%        24%       35%
----------------------------------------------------------------------------------------------------------------------



                         NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company. Certain of the Fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices; those securities not listed are valued at the latest quoted bid prices. Bonds are valued utilizing the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

                        NOTES TO FINANCIAL STATEMENTS
                                                        (continued)

   Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract which expires March 31, 1996, the Fund pays Wellington Management Company a basic investment advisory fee calculated at an annual percentage rate of the average net assets of the Fund. The basic fee thus computed is subject to quarterly adjustments based on performance relative to a combined index comprised of the Standard & Poor's 500 Stock Index and the Salomon Brothers High-Grade Corporate Bond Index. For the year ended November 30, 1995, the investment advisory fee represented an effective annual base rate of .05 of 1% of average net assets. No performance adjustments were required during the period.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1995, the Fund had contributed capital of $1,421,000 to Vanguard (included in Other Assets), representing 7.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 1995, the Fund made purchases of $2,133,688,000 and sales of $1,192,032,000 of investment securities other than U.S. Government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $1,445,790,000 and $1,244,890,000, respectively.

At November 30, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $2,981,345,000 of which $3,019,422,000 related to appreciated securities and $38,077,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at November 30, 1995, was $186,724,000 for which the Fund had received as collateral cash of $133,695,000 and U.S. Treasury securities with a market value of $55,633,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard/Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellington Fund (the "Fund") at November 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995





                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                          FOR VANGUARD/WELLINGTON FUND

Corporate shareholders should note that for the fiscal year ended November 30, 1995, 40.2% of the Fund's investment income (i.e., dividend income plus short-term capital gains) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


HONORARY CHAIRMAN

WALTER L. MORGAN, Founder


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO               IAN A. MACKINNON
Senior Vice President             Senior Vice President
Information Technology            Fixed Income Group

JEREMY G. DUFFIELD                F. WILLIAM MCNABB III
Senior Vice President             Senior Vice President
Planning & Development            Institutional

JAMES H. GATELY                   RALPH K. PACKARD
Senior Vice President             Senior Vice President
Individual Investor Group         Chief Financial Officer

                        THE VANGUARD FAMILY OF FUNDS

                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                 INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund Vanguard
Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                             FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center
                      Valley Forge, Pennsylvania 19482

                  New Account Information: 1 (800) 662-7447

               Shareholder Account Services: 1 (800) 662-2739

                                 Q210-11/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                            VANGUARD/WELLINGTON FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

A line chart of the Indexed Value (Standard & Poor's 500 Index, and Lehman Long-Term Corporate AA or Better Bond Index) of Vanguard/Wellington Fund for the fiscal years 1990 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard/Wellington Fund, Composite Index and Average Balanced Fund, average Annual Total Returns for the period November 30, 1985, to November 30, 1995 appear at the top of page five.

A running head featuring a cannon and battleships in the background appears at the top of page seven.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages eight & nine.

A running head featuring open log book, pen and battleships in the background appears at the top of pages ten through nineteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ship in the background appears at the top of the inside back cover.